UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

UNIQUE LOGISTICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-153035	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave.

Jamaica, NY 11434

(Address of Principal Executive Offices)

(718) 978-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent registered Public Accounting Firm

On April 26, 2021, Baker Tilly US, LLP (“Baker Tilly”) resigned as the independent registered public accounting firm of Unique Logistics International, Inc. (the “Company”).

From October 9, 2020 through the date of resignation, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports. From October 9, 2020 through the date of resignation there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the identified material weaknesses in its internal control over financial reporting as disclosed in the Company’s Quarterly Reports on Form 10-Q for the periods ended November 30, 2020 and February 28, 2021.

The Company has provided Baker Tilly a copy of the disclosures in this Form 8-K and has requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated April 30, 2021, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent registered Public Accounting Firm

Effective April 28, 2021, the Company engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm. The decision to engage Marcum was approved by the Company’s Board of Directors.

From October 9, 2020, and the subsequent interim period prior to the engagement of Marcum, the Company has not consulted Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1*	Letter from Baker Tilly US, LLP, dated April 30, 2021

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated:	April 30, 2021	By:	/s/ Sunandan Ray
Sunandan Ray Chief Executive Officer